Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT, dated as of December 19, 2017 (this “Amendment”), is entered into among Molina Healthcare, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and SunTrust Bank, in its capacity as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Required Lenders have agreed, to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments to the Credit Agreement.

1.1    The new defined term “364 Day Bridge Senior Unsecured Indebtedness” is added to Section 1.1 in the proper alphabetical order to read as follows:

“364 Day Bridge Senior Unsecured Indebtedness” means any unsecured bridge facility incurred by the Borrower no later than February 28, 2018 in an aggregate amount not to exceed $550,000,000 with a maturity of 364 days and any extension, renewal or refinancing thereof, which may be used to (i) fund any required repurchases of the 2020 Convertible Notes, (ii) repay any Indebtedness used to fund any required repurchases of the 2020 Convertibles Notes, (iii) repay the Obligations and (iv) pay any fees, expenses and other transaction costs incurred in connection therewith.

1.2    Section 7.1 is amended by (i) deleting the “and” at the end of clause (j), (ii) replacing the “.” at the end of clause (k) with “; and” and (iii) adding a new clause (l) to the end of Section 7.1 to read as follows:

(l)    the 364 Day Bridge Senior Unsecured Indebtedness.

1.3    Section 7.13(b) is amended and restated to read as follows:

(b)    The Borrower will not, and will not permit any of its Restricted Subsidiaries to, make any payment (including any payment at maturity), exchange or redemption of the 2020 Convertible Notes or the 2044 Convertible Notes, unless before and after giving effect to any such repayment or redemption, no Default or Event of Default shall have occurred and be continuing; provided, that the Borrower may use the proceeds of the 364 Day Bridge Senior Unsecured Indebtedness to repurchase the 2020 Convertible Notes whether or not a Default or Event of Default has occurred or is continuing.

2.    Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date on which the Administrative Agent has received a copy of this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

Exhibit 10.1

3.    Amendment is a “Loan Document”. This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.    Representations and Warranties; No Default. Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the Issuing Bank that, (a) the representations and warranties of each Loan Party contained in the Credit Agreement, any other Loan Document, or any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists.

5.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified pursuant to this Amendment).

6.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect and nothing herein shall limit or waive any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents.

7.    Counterparts; Delivery. This Amendment may be executed in counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

8.    Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

9.    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER:	MOLINA HEALTHCARE, INC.,
a Delaware corporation
By:
Name:
Title:

GUARANTORS:	MOLINA INFORMATION SYSTEMS, LLC,
a California limited liability company

By:
Name:
Title:
MOLINA PATHWAYS LLC,
a Delaware limited liability company

By:
Name:
Title:
PATHWAYS HEALTH AND COMMUNITY SUPPORT LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit 10.1

ADMINISTRATIVE	SUNTRUST BANK,

AGENT:	as Administrative Agent

By:
Name:
Title:

LENDERS:                    SUNTRUST BANK,
as Issuing Bank, as Swingline Lender and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION.

By:
Name:
Title:

BOKF, N.A. dba BANK OF ALBUQUERQUE

By:
Name:
Title:

EAST WEST BANK

By:
Name:
Title:

MUFG UNION BANK, N.A.

By:
Name:
Title:

UBS AG, STAMFORD BRANCH

By:
Name:
Title:

Exhibit 10.1

[Signature pages continue]

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

BARCLAYS BANK PLC

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Name:
Title: